                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): October 19, 2007

                             SLADE'S FERRY BANCORP.
             (Exact name of registrant as specified in its charter)

       Massachusetts                   000-23904                04-3061936
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)

      100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 675-2121

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      The Company issued a press release on October 19, 2007 disclosing certain information concerning its third quarter 2007 results of operations and financial condition.

      A copy of that press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

      (d) Exhibits

      99.1 Press release of Slade's Ferry Bancorp dated October 19, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SLADES FERRY BANCORP.
                                           ---------------------
                                           (Registrant)


                                 By:       /s/ Deborah A. McLaughlin
                                           -------------------------
                                 Name:     Deborah A. McLaughlin
                                 Title:    Executive Vice President and Chief
                                           Financial Officer/Chief Operations
                                           Officer

Date: October 19, 2007